SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2001

Innovative Gaming Corporation of America
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	22482 (Commission File Number)	41-1713864 (IRS Employer Identification No.)

333 Orville Wright Court, Las Vegas, Nevada (Address of principal executive offices)		89502 (Zip Code)

Registrant’s telephone number, including area code: (702) 614-7199

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

      At the Company’s 2001 Annual Meeting of Shareholders, held on June 15, 2001, the Company made certain forward-looking statements disclosed in the attached Exhibit.

      The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this press release relating to the Company’s projections (incorporated by reference herein), as well as information included in oral statements or other written statements made or to be made by the Company, contains statements that are forward-looking, such as statements relating to plans for future expansion and growth in sales revenues as well as financing sources and the effects of regulation (including gaming regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, those relating to the Company’s ability to obtain financing, domestic or global economic conditions, activities of competitors and changes in customer preferences and attitudes. For more information, review the risk factors contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission.

Item 7. Exhibits.

20.       Company Presentation made at 2001 Annual Meeting of Shareholders, June 15, 2001.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNOVATIVE GAMING CORPORATION OF AMERICA (Registrant)

Date: June 18, 2001	By: /s/ Loren A. Piel Name: Loren A. Piel Title: Executive Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

20	Company Presentation	5

4